SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              --------------------

                               AMENDMENT NO. 1 ON

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  May 5, 1997


                          BROOKS FIBER PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                                     0-28036
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                            (Commission File Number)


                                   43-1656187
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                     (I.R.S. Employer Identification Number)


425 Woods Mill Road South, Suite 300, St. Louis,  Missouri              63017
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        (Address of Principal Executive Offices)                      (Zip Code)


              Registrant's telephone number, including area code:
                                 (314) 878-1616

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro Forma Financial Information.

                          UNAUDITED PRO FORMA COMBINED
                       CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma combined consolidated financial information gives effect to the merger of the Company with Metro Access Networks, Inc. (MAN) (which occurred on May 5, 1997) using the purchase method of accounting and assumes (i) for purposes of the pro forma statement of operations data for the year ended December 31, 1996, that the merger was consummated on January 1, 1996 and (ii) for purposes of the pro forma balance sheet that the merger was consummated on December 31, 1996.

The unaudited pro forma combined consolidated financial information and accompanying notes reflect the historical operations and balances of the Company and MAN and the application of the purchase method of accounting.

The unaudited pro forma combined consolidated financial information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined companies after the merger with MAN or of the financial position or the results of operations of the combined company that would have actually occurred had the merger with MAN been in effect as of the date or for the period presented.

The unaudited pro forma combined consolidated financial information and the accompanying notes should be read in conjunction with and are qualified in their entirety by the consolidated financial statements, including the accompanying notes, of the Company as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994, and of MAN as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994, which are included herein.

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

                                           BROOKS FIBER PROPERTIES, INC. AND SUBSIDIARIES
                                       PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                                    YEAR ENDED DECEMBER 31, 1996
                                                             (UNAUDITED)
                                                                                                                        BFP
                                                                                 Metro Access                        Pro Forma
                                                                                Networks, Inc.     Pro Forma          Combined
                                                                       BFP           (MAN)        Adjustments       Consolidated
                                                                  ------------  --------------  ----------------  ----------------

Revenues .......................................................  $ 45,574,000      3,999,000                     $ 49,573,000
Expenses:
     Service Costs .............................................    21,468,000      4,082,000                       25,550,000
     Selling, general and administrative expenses ..............    38,596,000      5,183,000       (320,000)(1)    43,459,000
     Depreciation and amortization .............................    16,296,000      1,259,000      2,061,000 (2)    19,616,000
                                                                  ------------  --------------   ------------     ------------
                                                                    76,360,000     10,524,000      1,741,000        88,625,000
                                                                  ------------  --------------   ------------     ------------
     Loss from operations ......................................   (30,786,000)    (6,525,000)    (1,741,000)      (39,052,000)

Other income (expense):
     Interest income ...........................................    16,539,000          8,000         (8,000)(3)    16,539,000
     Interest expense ..........................................   (31,186,000)    (1,866,000)     1,866,000 (3)   (31,186,000)
                                                                  ------------  --------------   ------------     ------------
     Loss before income taxes and minority interests ...........   (45,433,000)    (8,383,000)       117,000       (53,699,000)

Income tax benefit .............................................          --       (2,930,000)     2,930,000 (4)          --
                                                                  ------------  --------------   ------------     ------------
    Loss before minority interests .............................   (45,433,000)    (5,453,000)    (2,813,000)      (53,699,000)

Minority interest in share of loss .............................     1,590,000           --                          1,590,000
                                                                  ------------  --------------   ------------     ------------
     Net Loss ..................................................  $(43,843,000)    (5,453,000)    (2,813,000)     $(52,109,000)
                                                                  ============  ==============   ============     ============

Pro forma loss per common equivalent share .....................                                                  $      (1.72)(5)
                                                                                                                  ============

                          See accompanying notes to pro forma combined consolidated financial statements.

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

                                            BROOKS FIBER PROPERTIES, INC. AND SUSIDIARIES
                                            PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                                                          DECEMBER 31, 1996
                                                             (UNAUDITED)
                                                                                                                        BFP
                                                                                  Metro Access                       Pro Forma
                                                                                 Networks, Inc.    Pro Forma          Combined
                                                                       BFP            (MAN)       Adjustments       Consolidated
                                                                  ------------   --------------   ------------      ------------

ASSETS

Current assets:
     Cash and cash equivalents .................................   261,880,000            5,000     (6,497,000)(1)   255,388,000
     Marketable securities, at cost ............................   182,304,000             --                        182,304,000
                                                                  ------------   --------------   ------------      ------------
                                                                   444,184,000            5,000     (6,497,000)      437,692,000
     Accounts receivable, net ..................................    13,989,000          498,000                       14,487,000
     Other current assets ......................................    11,989,000        1,378,000                       13,367,000
                                                                  ------------   --------------   ------------      ------------
          Total currents assets ................................   470,162,000        1,881,000     (6,497,000)      465,546,000

Networks and equipment, at cost ................................   306,455,000       35,017,000      5,145,000 (2)   346,617,000
     Less accumulated depreciation and amortization ............    16,114,000        1,960,000                       18,074,000
                                                                  ------------   --------------   ------------      ------------
     Networks and equipment, net ...............................   290,341,000       33,057,000      5,145,000       328,543,000

Investment in minority owned venture ...........................    20,000,000             --                         20,000,000

Other assets, net ..............................................    99,078,000        1,185,000     51,517,000 (3)   151,780,000
                                                                  ------------   --------------   ------------      ------------
          Total assets .........................................   879,581,000       36,123,000     50,165,000       965,869,000
                                                                  ============   ==============   ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable ..........................................     6,511,000       41,859,000    (38,813,000)(4)     9,557,000
     Accrued liabilities .......................................    17,915,000        1,263,000                       19,178,000
     Other current liabilities .................................    10,511,000             --                         10,511,000
                                                                  ------------   --------------   ------------      ------------
          Total current liabilities ............................    34,937,000       43,122,000    (38,813,000)       39,246,000

Long-term debt, net of current portion .........................   552,810,000             --                        552,810,000

Minority interests .............................................          --               --                               --

Common stock, subject to redemption ............................    25,200,000             --                         25,200,000

Shareholders' equity:
     Common stock ..............................................       291,000             --           46,000 (1)       337,000
     Additional paid-in capital ................................   323,850,000        2,476,000     (2,476,000)(3)   405,783,000
                                                                                                    81,933,000 (1)
     Accumulated deficit .......................................   (57,507,000)      (9,475,000)     9,475,000 (3)   (57,507,000)
                                                                  ------------   --------------   ------------      ------------
          Total shareholders' equity ...........................   266,634,000       (6,999,000)    88,978,000       348,613,000
                                                                  ------------   --------------   ------------      ------------
          Total liabilities and shareholders' equity ...........   879,581,000       36,123,000     50,165,000       965,869,000
                                                                  ============   ==============   ============      ============

                           See accompanying notes to pro forma combined consolidated financial statements.

                 BROOKS FIBER PROPERTIES, INC. AND SUBSIDIARIES

                           NOTES TO PRO FORMA COMBINED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

STATEMENT OF OPERATIONS

         The following notes to the pro forma combined consolidated financial statements represent explanations related to the pro forma adjustments to the historical statements of operations of the Company and MAN.

1. Adjustment represents the elimination of corporate allocation expenses charged to MAN by Century Telephone Enterprises, Inc. (Century) which would be non-recurring in nature.

2. Amount represents the amortization, over a period of 25 years, of the pro forma goodwill related to the merger with MAN of approximately $51,517,000.

3. Represents the elimination of interest expense on outstanding debt payable to Century as well as interest income earned from Century on the related cash balances. The debt payable to Century was exchanged for shares of common stock of MAN at the time of the merger for purposes of determining the merger consideration to be paid to Century.

4. Adjustment represents the elimination of an income tax benefit allocated to MAN resulting from Century utilizing a net tax loss generated by MAN on its consolidated federal income tax return. No provision for income taxes would be recorded on the pro forma consolidated statement of operations for 1996.

5. Pro forma loss per share has been computed using the weighted average number of shares of common stock outstanding of the Company for the year-ended December 31, 1996 of 25,627,328 plus the 4,586,226 shares issued in connection with the MAN merger. The resultant number of shares used in computing pro forma loss per share was 30,213,554.

BALANCE SHEET

         The following notes to the pro forma combined consolidated financial statements represent the explanations related to the pro forma adjustments to the balance sheets of the Company and MAN.

1. Reflects the issuance of 4,586,226 shares of common stock by the Company and additional cash paid in connection with the merger with MAN.

2.       Represents capital expenditures between December 31, 1996 and March 31,
         1997.

3. Represents the pro forma goodwill related to the MAN merger of approximately $51,517,000 based on the issuance of shares and cash paid, as well as assumption of certain specified liabilities. The purchase price of $88,476,000 was allocated based on the fair value of tangible assets acquired of $41,268,000 and the fair value of liabilities assumed of $4,309,000.

4. The adjustment represents the elimination of outstanding debt to Century. The debt payable to Century was exchanged for shares of common stock of MAN at the time of the merger for purposes of determining the merger consideration to be paid to Century.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROOKS FIBER PROPERTIES, INC.

Date: June 20, 1997                     By: David L. Solomon
                                            ------------------------------------
                                            David L. Solomon
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                       Description of Exhibit
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**  2.1      Agreement and Plan of Merger dated as of April 1, 1997 between the
             Registrant, Brooks Fiber Communications of Texas, Inc., Century Telephone Enterprises, Inc. and Metro Access Networks, Inc.

** 23.1      Consent of KPMG Peat Marwick LLP

** 99.1      Press release issued by the Registrant on May 6, 1997

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**  Previously filed.

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